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                                                                     EXHIBIT 4.1


                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                     [LOGO]
                                    Inet(TM)
                             INET TECHNOLOGIES, INC.


         NUMBER                                                    SHARES
         C

     COMMON STOCK                                            CUSIP 45662V 10 5

THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY AND RIDGEFIELD PARK, NJ


THIS CERTIFIES that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE, OF
                            INET TECHNOLOGIES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

                         [SEAL]  Dated:


                                 COUNTERSIGNED AND REGISTERED:
/s/  Elie S. Akilian                      CHASEMELLON SHAREHOLDER SERVICES, LLC.
Executive Vice President                            TRANSFER AGENT AND REGISTRAR

                                       BY

/s/  Mark A. Weinzierl
Secretary                                                   AUTHORIZED SIGNATURE




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                             INET TECHNOLOGIES, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    --     as tenants in common                        UNIF GIFT MIN ACT -- _____Custodian______
TEN ENT    --     as tenants by the entireties                                     (Cust)        (Minor)
JT TEN     --     as joint tenants with right                             Under Uniform Gifts to Minors
                  of survivorship and not as                              Act______________________
                  tenants in common                                                          (State)


     Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


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                                                                          Shares
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
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                                               X
                                                --------------------------------
                                                           (SIGNATURE)

NOTICE:           THE SIGNATURE(S) TO
                  THIS ASSIGNMENT MUST
                  CORRESPOND WITH THE
                  NAME(S) AS WRITTEN
                  UPON THE FACE OF THE
                  CERTIFICATE IN EVERY         X
                  PARTICULAR WITHOUT            --------------------------------
                  ALTERATION OR EN-                         (SIGNATURE)
                  LARGEMENT OR ANY
                  CHANGE WHATEVER.


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                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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                                    SIGNATURE(S) GUARANTEED BY: